SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                              FORM 8-K/A


                      AMENDMENT TO CURRENT REPORT
              FILED PURSUANT TO SECTION 12., 13. OR 15(d)



                      CORRECTIONS SERVICES, INC.
        (Exact name of Registrant as specified in its charter)


                            AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated February 15, 2000 on Form 8-K and filed March 3, 2000 as set forth in the pages attached hereto;

(List all such items, financial statements, exhibits or other portions amended)

     This Amendment to the Current Report on Form 8-K dated February 15, 2000 adds:

Item 7. Financial Statements and Exhibits to file a Reg. S-K, Item 601(b)(16) letter regarding Change in Certifying Accountant reflecting the former principal accountant's agreement with statements of the Registrant made in the current report concerning termination of the Registrant's principal accountant as requested by Reg. S-K, Item 304(a)(3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CORRECTIONS SERVICES, INC.



March 22, 2000                          BY:/s/Norman H. Becker
                                           Norman H. Becker, President

               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM 8-K/A

                         Current Report


                        February 15, 2000
       (Date of Report - Date of Earliest Event Reported)


                            33-02035-A
                     (Commission File Number)


                   CORRECTIONS SERVICES, INC.

       Florida                                        59-2508470
(State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                   Identification No.)


                 3040 East Commercial Boulevard
                Fort Lauderdale, Florida  33308
            (Address of Principal Executive Offices)


                         (954) 772-2297
                (Registrant's Telephone Number)


                             None
      (Former Name, Former Address and Former Fiscal Year,
                 if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Thomas W. Klash, the Independent accountant previously engaged as the principal accountant by the Registrant to audit its financial statements for the fiscal periods prior to and including those ending December 31, 1997 and 1998, in connection with the Registrant's Annual Reports on Form 10-K for those periods, could not be re-engaged for the Company's audit for the fiscal year ended December 31, 1999.

     The Company, in on-going discussions with the withdrawing Auditor, was unable to reach a mutual agreement for the year-end 1999 audit. At the end of those discussions, the Company determined that re-engagement of Thomas W. Klash for the fiscal period ending December 31, 1999 was not workable. The Company considers this determination to amount to essentially a mutual understanding between the Registrant and its Auditor to change independent certifying auditors for the fiscal year ended December
31, 1999 and for subsequent periods.   These determinations were
made by the Board of Directors which does not have an audit or similar committee. During the two most recent fiscal years and the subsequent interim period preceding the mutual understanding to change certifying auditors, there were no disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of the Auditor would have caused it to make a reference in connection with its report. The Registrant has authorized Thomas W. Klash to respond fully to the inquiries of its successor accountant concerning any matter, without limitation of any sort.

     Following the mutual understanding to change auditors, the Company successfully engaged Baum & Company, P.A. with offices at 1515 University Drive, Coral Springs, Florida 33071 as its independent certifying accountant for the year end 1999 audit and Annual Report on Form 10-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10)   Former Accountant's Letter regarding Change in
               Certifying Accountant dated March 21, 2000
               (received by Registrant March 22, 2000).

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CORRECTIONS SERVICES, INC.



Dated: March 22, 2000              BY:/s/Norman H. Becker
                                      Norman H. Becker,
                                      President